UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported) August 14, 2002

    (Exact name of registrant as specified in its charter) DST Systems, Inc.

     (State or other              (Commission            (I.R.S. Employer
       jurisdiction               File Number)          Identification No.)
     of incorporation)

         Delaware                   1-14036                 43-1581814


                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 435-1000


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.       Description
99.1              Statement Under Oath of Thomas A. McDonnell,
                  Chief Executive Officer of Registrant
99.2              Statement Under Oath of Kenneth V. Hager,
                  Chief Financial Officer of Registrant
99.3              Certification of Thomas A. McDonnell,
                  Chief Executive Officer of Registrant
99.4              Certification of Kenneth V. Hager,
                  Chief Financial Officer of Registrant

ITEM 9  REGULATION FD DISCLOSURE
Registrant forwarded to the Securities and Exchange Commission to arrive by express mail on August 14, 2002, Statements Under Oath of the Chief Executive Officer and Chief Financial Officer in accordance with the Securities and Exchange Commission's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

On August 14, 2002, Registrant submitted to the Securities and Exchange Commission via an EDGAR filing and by express mail Certifications of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934. The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DST Systems, Inc.


                                    /s/ Randall D. Young
                                    --------------------
                                    Randall D. Young
                                    Vice President, General Counsel,
                                    and Secretary

Date: April 14, 2002